Blackstone Strategic Credit Fund

Portfolio of Investments

September 30, 2022 (Unaudited)

	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 128.74%
Aerospace & Defense - 5.62%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$2,877,551	$2,755,255
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	5,699,775	5,017,226
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	1,159,276	1,020,453
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 1M US L + 3.50%, 04/06/2026	4,107,090	3,803,761
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 1M US L + 3.50%, 04/06/2026	2,209,866	2,046,656
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	4,632,000	3,659,280
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	7,316,009	6,952,952
TransDigm, Inc., First Lien Tranche F Refinancing Term Loan, 3M US L + 2.25%, 12/09/2025	3,337,993	3,206,242
Vertex Aerospace Corp., First Lien Term Loan, 3M US L + 3.75%, 12/06/2028	1,791,000	1,746,225
		30,208,050

Air Freight & Logistics - 1.02%
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	3,864,950	3,664,476
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 07/26/2028	1,973,546	1,803,022
		5,467,498

Airlines - 2.77%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	3,510,638	3,410,585
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	4,768,867	4,547,043
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	2,233,474	2,171,361
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	775,008	714,670
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	510,286	490,724
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	3,715,135	3,561,626
		14,896,009

Auto Components - 1.35%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M US L + 5.25%, 07/25/2029	4,324,000	4,002,402
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	4,384,067	3,242,982
		7,245,384

Beverages - 1.19%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	7,083,056	6,391,466

Biotechnology - 0.30%
Grifols Worldwide Operati Tlb, First Lien Term Loan, 3M US L + 2.00%, 11/08/2027	1,673,287	1,592,065

Building Products - 1.80%
Arc Falcon I, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/30/2028	209,180	193,666
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	2,077,489	1,718,478
CP Atlas Buyer, Inc., First Lien B Term Loan, 1M US L + 3.50%, 0.50% Floor, 11/23/2027	4,987,706	4,369,231
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	1,368,966	1,202,985
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US L + 3.25%, 0.75% Floor, 02/25/2028	2,390,410	2,203,659
		9,688,019

	Principal
	Amount	Value
Capital Markets - 1.59%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	$2,269,802	$2,165,686
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	1,846,154	1,643,077
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	5,129,156	4,720,977
		8,529,740

Chemicals - 4.14%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	5,423,656	5,323,997
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	3,672,915	2,881,695
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026	2,178,000	2,038,238
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	3,067,700	2,971,834
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 4M US L + 4.50%, 0.50% Floor, 08/30/2028	2,197,197	2,065,365
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	3,360,023	3,241,381
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 3.50%, 10/28/2024	1,870,600	1,804,549
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,995,334	1,938,796
		22,265,855

Commercial Services & Supplies - 8.06%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	2,937,742	2,820,966
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	3,143,115	2,997,745
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	6,077,992	5,360,030
Anticimex International AB, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/16/2028	1,658,066	1,575,162
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028	2,245,760	2,099,089
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,770,214
Divisions Holding Corp., First Lien B Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/27/2028	1,721,928	1,650,898
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	2,185,321	2,053,033
Foundational Education Group, Inc., First Lien Term Loan, 3M US L + 3.75%, 08/31/2028(b)	907,429	852,983
Garda World Security Corp., First Lien B-2 Term Loan, 3M US L + 4.25%, 10/30/2026	6,900,936	6,511,689
Garda World Security Corp., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	640,909	598,715
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	1,688,618	1,207,362
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	3,465,000	3,349,512
Seren BidCo, First Lien Term Loan, 3M US L + 4.00%, 11/16/2028	1,599,960	1,529,962
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	3,502,530	3,289,471
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	2,088,000	1,967,940
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	3,186,537	2,729,795
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	995,336	970,452
		43,335,018

Communications Equipment - 0.31%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US L + 4.50%, 11/30/2025	2,655,349	1,672,219

Construction & Engineering - 0.90%
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	4,566,585	4,212,675
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	664,488	618,804
		4,831,479

Construction Materials - 0.79%
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	4,557,369	4,274,152

Containers & Packaging - 4.21%
Berlin Packaging L.L.C., First Lien Term Loan, 1M US L + 3.75%, 03/11/2028	2,739,179	2,593,660
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,945,496	1,851,111

	Principal
	Amount	Value
Containers & Packaging (continued)
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan, 3M US L + 4.175%, 0.50% Floor, 04/13/2029	$5,616,256	$5,313,624
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 1M US L + 3.75%, 09/11/2023	681,965	631,104
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	1,691,209	1,548,665
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	1,658,893	1,504,931
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	7,652,634	7,206,868
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025(b)	2,666,667	1,066,667
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028(c)	79,756	75,758
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	894,509	849,672
		22,642,060

Distributors - 1.09%
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	6,688,161	5,870,533

Diversified Consumer Services - 4.76%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US L + 4.25%, 06/22/2029	242,430	228,794
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US L + 4.25%, 06/22/2029	525,265	495,719
KUEHG Corp, Second Lien Tranche B Term Loan, 1M US L + 8.25%, 1.00% Floor, 08/22/2025	3,954,922	3,871,868
KUEHG Corp., First Lien B-3 Term Loan, 1M US L + 3.75%, 1.00% Floor, 02/21/2025	1,543,903	1,462,848
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	3,517,202	3,336,066
Loyalty Ventures, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/03/2027	1,493,512	509,287
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 03/12/2029	3,054,380	2,962,749
Pre Paid Legal Services, Inc., First Lien Term Loan, 3M US L + 3.75%, 12/15/2028	4,347,169	4,139,331
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 4.50%, 03/02/2029(b)	1,508,689	1,446,455
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,664,813	1,589,897
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	5,719,402	5,545,417
		25,588,431

Diversified Financial Services - 3.34%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	4,060,804	3,878,068
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	1,428,682	1,221,751
Mitchell International, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/15/2028	6,852,894	6,229,281
Mitchell International, Inc., Second Lien Term Loan, 3M US L + 6.50%, 10/15/2029	1,206,186	1,132,307
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	443,787	434,911
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	4,564,562	4,224,137
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	878,400	849,307
		17,969,762

Diversified Telecommunication Services - 2.55%
Level 3 Financing, Inc., First Lien Term Loan, 1M US L + 1.75%, 03/01/2027	1,261,382	1,201,170
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.6875%, 01/31/2026	6,824,613	6,210,398
Telesat Canada, First Lien B-5 Term Loan, 1M US L + 2.75%, 12/07/2026	3,881,421	2,108,097
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 4.25%, 03/22/2029	4,393,545	4,184,851
		13,704,516

Electrical Equipment - 0.83%
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	4,827,297	4,472,998

Electronic Equipment, Instruments & Components - 1.29%
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	1,045,100	1,029,423
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/06/2025	3,903,604	3,622,545

	Principal
	Amount	Value
Electronic Equipment, Instruments & Components (continued)
LTI Holdings, Inc., First Lien Term Loan:
1M US L + 4.50%, 07/24/2026	$613,783	$580,792
1M US L + 4.50%, 07/24/2026	618,421	585,181
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	1,276,596	1,127,655
		6,945,596

Energy Equipment & Services - 0.35%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	1,993,839	1,857,700

Entertainment - 3.70%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	9,695,379	7,625,464
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	3,993,677	3,853,898
CE Intermediate I, LLC, First Lien Term Loan, 3M US L + 4.00%, 11/10/2028(b)	2,544,733	2,379,326
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	4,529,328	1,952,661
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	714,037	303,690
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	3,938,889	3,799,807
		19,914,846

Food Products - 1.16%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 3M US L + 2.25%, 01/29/2027	4,768,624	4,512,906
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026(b)	1,783,504	1,729,999
		6,242,905

Health Care Equipment & Supplies - 3.90%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	5,902,882	5,194,536
Carestream Health, Inc. TL 1L, First Lien Term Loan 09/27/2027(b)	374,830	$374,830
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	979,973	876,468
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	871,783	830,374
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	5,264,231	4,760,839
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	1,167,186	1,089,620
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	3,863,312	3,786,046
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026(b)	4,357,143	4,030,357
		20,943,070

Health Care Providers & Services - 10.88%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	800,935	751,878
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	3,893,851	3,655,352
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	3,337,993	3,181,074
Envision Healthcare Corp., First Lien Term Loan:
3M US L + 4.25%, 03/31/2027	3,967,285	1,844,787
3M US L + 7.88%, 03/31/2027	610,759	590,910
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	5,738,698	2,338,519
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/14/2025	5,540,512	4,820,633
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/02/2025	919,405	801,721
Heartland Dental Care, Inc., First Lien Term Loan, 3M US L + 5.00%, 04/30/2025(b)	2,847,222	2,676,389
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	3,449,032	3,205,875
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	4,328,127	4,035,200
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/21/2027	2,955,904	2,790,876
Medical Solutions LLC, First Lien Term Loan, 3M US L + 3.50%, 11/01/2028	667,681	637,302
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 5.25%, 0.75% Floor, 02/23/2029	2,725,891	2,460,117
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US L + 3.75%, 02/18/2028	5,542,563	3,994,109

	Principal
	Amount	Value
Health Care Providers & Services (continued)
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US L + 3.75%, 02/18/2028	$156,915	$113,077
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 02/28/2028	4,416,319	3,915,818
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 3M US L + 3.75%, 03/31/2027	3,531,569	3,129,853
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 0.00%, 12/29/2028(c)	786	758
3M US L + 3.25%, 0.50% Floor, 12/29/2028	10,342	9,980
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	4,900,615	4,551,446
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,290,000	3,152,906
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 3M US L + 3.50%, 03/05/2026	1,215,800	1,158,323
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	3,989,275	3,795,556
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	944,786	868,022
		58,480,481

Health Care Technology - 1.77%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.7998%, 02/15/2029	4,081,867	3,667,557
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,193,362	1,147,119
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	2,343,573	2,193,877
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,590,002	2,518,777
		9,527,330

Hotels, Restaurants & Leisure - 4.82%
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/01/2028	4,768,807	4,320,062
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US L + 4.00%, 01/27/2029	3,581,034	3,332,224
Flutter Financing B.V., First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 09/16/2028	2,180,800	2,132,408
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 04/07/2025	766,151	723,534
MIC Glen LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 07/21/2028	1,967,426	1,840,773
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025(b)	5,488,278	5,460,836
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/05/2027	2,069,975	1,939,494
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	3,949,483	3,633,524
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,764,116	2,551,141
		25,933,996

Household Durables - 0.62%
Osmosis Buyer Limited Delayed, First Lien Term Loan, 3M US L + 3.75%, 07/31/2028	433,333	404,220
Osmosis Buyer Limited, First Lien Initial B Term Loan, 1M US L + 3.75%, 0.50% Floor, 07/31/2028	1,220,193	1,136,690
Osmosis Buyer Limited, First Lien Term Loan, 3M US L + 3.75%, 07/31/2028	1,906,667	1,778,567
		3,319,477

Independent Power and Renewable Electricity Producers - 0.08%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	474,142	407,136

Industrial Conglomerates - 3.16%
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 4.00%, 12/14/2028	2,462,014	2,338,913
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	1,755,132	1,691,508
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026	223,531	207,326
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	4,135,052	3,835,260
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US L + 4.50%, 04/05/2029	5,076,087	4,714,416
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	4,508,084	4,179,557
		16,966,980

	Principal
	Amount	Value
Insurance - 0.93%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	$975,411	$896,159
Acrisure LLC, First Lien Term Loan, 1M US L + 4.25%, 02/15/2027	1,114,863	1,050,758
AssuredPartners, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/12/2027	1,164,150	1,104,854
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	2,083,969	1,963,099
		5,014,870

Interactive Media & Services - 2.60%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	2,337,731	2,122,590
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	4,417,320	4,220,749
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.25%, 02/23/2029	2,180,856	2,059,099
Momentive, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025(b)	5,774,705	5,601,464
		14,003,902

Internet & Direct Marketing Retail - 0.17%
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 3M US L + 5.00%, 0.75% Floor, 09/25/2026	1,431,452	906,159

IT Services - 5.61%
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	3,958,846	2,856,565
DCert Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/16/2026	1,751,469	1,675,814
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 3M US L + 7.00%, 02/19/2029	4,963,456	4,653,240
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/10/2028	5,067,894	4,307,710
Ensono LP, First Lien Initial Term Loan, 1M US L + 3.75%, 05/26/2028	2,569,632	2,261,276
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	3,921,774	3,732,234
Sabre GLBL Inc., First Lien Term Loan, 1M US L + 5.10%, 06/30/2028	2,235,822	2,076,520
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	2,209,637	1,984,077
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	3,522,293	3,162,737
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	1,813,887	1,705,806
1M US L + 3.75%, 02/15/2029	1,851,609	1,740,513
		30,156,492

Leisure Products - 1.37%
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	3,690,466	3,381,722
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	485,033	444,455
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	3,621,484	3,521,893
		7,348,070

Life Sciences Tools & Services - 1.46%
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	6,096,551	5,682,473
LSCS Holdings/Eversana, First Lien Term Loan, 3M US L + 4.50%, 12/16/2028	1,889,237	1,818,391
Packaging Coordinators Midco, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/30/2027	357,198	340,454
		7,841,318

Machinery - 1.03%
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	5,769,914	5,515,951

Media - 3.30%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	3,775,253	3,675,360
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	3,621,995	3,246,213
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/28/2028	3,115,696	2,881,053
Univision Communications, Inc., First Lien Term Loan:
3M US L + 3.25%, 0.75% Floor, 03/24/2026	3,824,656	3,638,796
3M US L + 4.25%, 06/24/2029	640,909	626,489
Virgin Media Bristol LLC, First Lien Term Loan, 1M US L + 2.50%, 01/31/2028	2,967,933	2,839,733

	Principal
	Amount	Value
Media (continued)
Ziggo Financing Partnership, First Lien I Facility Term Loan, 3M US L + 2.50%, 04/30/2028	$869,240	$831,428
		17,739,072

Oil, Gas & Consumable Fuels - 0.55%
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	3,171,897	2,944,202

Pharmaceuticals - 0.41%
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028(b)	1,289,003	1,127,877
Sharp MicCo, LLC, First Lien Term Loan, 3M US L + 4.00%, 12/31/2028	1,158,052	1,094,359
		2,222,236

Professional Services - 6.44%
AG Group Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/29/2028(b)	1,642,599	1,605,640
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	5,708,001	5,165,740
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	5,728,641	4,339,445
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,223,442
Corporation Service Company, First Lien Term Loan, 3M US L + 3.25%, 08/31/2029	1,781,727	1,741,638
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	1,275,977	1,206,864
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028(b)	960,000	933,600
Equiniti Group PLC, First Lien Term Loan, 3M US L + 4.50%, 12/11/2028	1,014,155	987,533
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/29/2029	2,056,949	1,938,675
Inmar, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 1.00% Floor, 05/01/2025	3,209,378	3,097,050
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	3,597,811	3,427,239
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/26/2026(b)	4,143,948	4,102,509
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025(c)	177,100	169,131
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	4,907,624	4,686,781
		34,625,287

Software - 20.69%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	1,825,463	1,688,554
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 1M US L + 5.50%, 0.50% Floor, 02/27/2026	2,509,184	2,344,519
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/02/2025	5,106,113	4,852,774
CDK Global, Inc., First Lien Term Loan, 4M US L + 6.6095%, 07/06/2029	5,118,107	4,942,479
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	3,815,555	3,367,227
Connectwise, LLC, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 09/29/2028	1,491,786	1,398,549
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	1,724,939	1,457,573
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	6,115,606	5,565,202
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US L + 4.75%, 04/26/2029	2,374,465	2,260,621
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	7,057,767	6,704,913
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	2,388,305	2,342,927
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027(b)	2,410,565	2,320,169
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	4,018,520	3,837,325
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/19/2026	6,194,203	5,711,055
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	4,574,717	4,513,713
Idera, Inc., First Lien B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/02/2028	5,904,040	5,500,588
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	4,326,834	3,664,828
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 04/01/2028	5,015,718	4,669,633
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	801,297	627,816
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	5,754,048	4,510,339

	Principal
	Amount	Value
Software (continued)
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	$1,571,642	$1,181,348
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028	2,282,544	2,185,536
Magenta Buyer LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 07/27/2028	5,180,486	4,693,520
McAfee Corp., First Lien Term Loan, 1M US L + 3.85%, 03/01/2029	4,042,431	3,698,097
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US L + 4.75%, 05/02/2029	1,266,381	1,198,313
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	861,862	805,841
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	4,126,829	3,074,488
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,043,040	1,958,928
Rocket Software, Inc., First Lien USD Term Loan, 3M US L + 4.25%, 11/28/2025	1,125,000	1,082,115
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 08/14/2026	2,859,248	2,798,489
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	6,993,350	6,503,816
Sovos Compliance LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/11/2028	1,379,357	1,318,665
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024(b)	589,142	571,468
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	2,443,924	1,953,099
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	6,692,801	5,911,985
		111,216,512

Specialty Retail - 0.56%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	1,854,696	1,735,309
3M US L + 4.25%, 0.50% Floor, 03/31/2026	693,246	649,343
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	664,931	622,129
		3,006,781

Technology Hardware, Storage & Peripherals - 0.71%
Project Castle, Inc., First Lien Term Loan, 3M US L + 5.50%, 06/01/2029	4,465,000	3,806,413

Textiles, Apparel & Luxury Goods - 0.53%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	2,932,607	2,837,297

Trading Companies & Distributors - 2.43%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	2,178,243	1,970,221
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	9,496,443	8,107,588
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/02/2028	1,831,942	1,695,691
SRS Distribution, Inc., First Lien Term Loan, 3M US L + 3.50%, 06/02/2028	1,423,283	1,311,911
		13,085,411

Transportation Infrastructure - 0.74%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	3,974,732	3,959,827

Wireless Telecommunication Services - 0.86%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	4,869,480	4,602,876

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $750,473,344)		692,017,447

CORPORATE BONDS - 28.65%
Aerospace & Defense - 0.85%
Bombardier, Inc.:
7.125%, 06/15/2026(d)	600,000	551,151
7.875%, 04/15/2027(d)	1,044,000	962,808
6.000%, 02/15/2028(d)	250,000	209,541
Howmet Aerospace, Inc.:
3.000%, 01/15/2029	100,000	81,832
5.950%, 02/01/2037	774,000	701,151

	Principal
	Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc.:
7.500%, 03/15/2027	$250,000	$238,300
4.625%, 01/15/2029	1,100,000	888,267
4.875%, 05/01/2029	1,150,000	931,500
		4,564,550

Auto Components - 0.12%
American Axle & Manufacturing, Inc.:
6.500%, 04/01/2027	608,000	516,168
5.000%, 10/01/2029	100,000	75,873
Goodyear Tire & Rubber Co., 5.250%, 07/15/2031	100,000	80,122
		672,163

Automobiles - 0.26%
Ford Motor Co.:
7.400%, 11/01/2046	100,000	91,438
5.291%, 12/08/2046	927,000	655,542
Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	500,000	435,007
Winnebago Industries, Inc., 6.250%, 07/15/2028(d)	250,000	231,890
		1,413,877

Banks - 0.59%
Intesa Sanpaolo SpA:
5.017%, 06/26/2024(d)	1,600,000	1,493,042
5.710%, 01/15/2026(d)	1,820,000	1,657,213
		3,150,255

Building Products - 0.26%
Advanced Drainage Systems, Inc., 6.375%, 06/15/2030(d)	356,000	345,758
Builders FirstSource, Inc., 6.375%, 06/15/2032(d)	400,000	356,255
PGT Innovations, Inc., 4.375%, 10/01/2029(d)	830,000	682,398
		1,384,411

Capital Markets - 0.24%
MSCI, Inc.:
3.625%, 09/01/2030(d)	670,000	552,142
3.875%, 02/15/2031(d)	900,000	759,590
		1,311,732

Chemicals - 1.13%
Ashland LLC, 3.375%, 09/01/2031(d)	1,430,000	1,108,250
Chemours Co.:
5.750%, 11/15/2028(d)	650,000	533,136
4.625%, 11/15/2029(d)	350,000	260,747
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(d)	990,000	863,430
HB Fuller Co., 4.250%, 10/15/2028	210,000	177,123
LSB Industries, Inc., 6.250%, 10/15/2028(d)	740,000	636,171
Mativ Holdings, Inc., 6.875%, 10/01/2026(d)	460,000	406,479
Methanex Corp., 5.125%, 10/15/2027	1,100,000	925,864
Minerals Technologies, Inc., 5.000%, 07/01/2028(d)	737,000	643,097
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(d)	620,000	516,857
		6,071,154

Commercial Services & Supplies - 0.15%
Stericycle, Inc., 3.875%, 01/15/2029(d)	956,000	792,715

Communications Equipment - 0.68%
CommScope, Inc.:
8.250%, 03/01/2027(d)	3,070,000	2,541,131
7.125%, 07/01/2028(d)	500,000	387,050
Viasat, Inc., 5.625%, 09/15/2025(d)	180,000	140,006

	Principal
	Amount	Value
Communications Equipment (continued)
Viavi Solutions, Inc., 3.750%, 10/01/2029(d)	$760,000	$609,094
		3,677,281

Construction & Engineering - 0.45%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(d)	539,000	487,102
Dycom Industries, Inc., 4.500%, 04/15/2029(d)	910,000	768,716
Meritage Homes Corp., 3.875%, 04/15/2029(d)	550,000	438,378
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(d)	600,000	527,868
5.125%, 08/01/2030(d)	260,000	210,239
		2,432,303

Consumer Finance - 0.78%
Enova International, Inc., 8.500%, 09/15/2025(d)	300,000	263,418
FirstCash, Inc., 4.625%, 09/01/2028(d)	2,045,000	1,716,583
Navient Corp.:
6.750%, 06/25/2025	500,000	468,788
4.875%, 03/15/2028	350,000	268,063
5.625%, 08/01/2033	1,143,000	770,611
PRA Group, Inc., 5.000%, 10/01/2029(d)	840,000	682,262
		4,169,725

Containers & Packaging - 0.63%
Graphic Packaging International LLC, 3.500%, 03/01/2029(d)	240,000	197,851
OI European Group BV, 4.750%, 02/15/2030(d)	1,520,000	1,211,995
Owens-Brockway Glass Container, Inc., 6.625%, 05/13/2027(d)	100,000	90,811
Sealed Air Corp., 6.875%, 07/15/2033(d)	1,320,000	1,263,471
TriMas Corp., 4.125%, 04/15/2029(d)	730,000	617,773
		3,381,901

Diversified Consumer Services - 0.63%
Prime Security Services Borrower LLC / Prime Finance, Inc.:
5.250%, 04/15/2024(d)	461,000	445,480
6.250%, 01/15/2028(d)	855,000	731,018
Service Corp. International:
3.375%, 08/15/2030	1,170,000	916,748
4.000%, 05/15/2031	1,580,000	1,273,235
		3,366,481

Diversified Telecommunication Services - 0.80%
Cogent Communications Group, Inc., 3.500%, 05/01/2026(d)	570,000	502,859
Frontier Communications Holdings LLC, 6.750%, 05/01/2029(d)	1,140,000	943,116
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	800,000	727,234
Lumen Technologies, Inc.:
5.125%, 12/15/2026(d)	830,000	715,389
4.500%, 01/15/2029(d)	230,000	161,935
5.375%, 06/15/2029(d)	100,000	74,548
7.600%, 09/15/2039	540,000	367,999
7.650%, 03/15/2042	250,000	169,742
SBA Communications Corp., 3.125%, 02/01/2029	818,000	659,680
		4,322,502

Electric Utilities - 0.11%
PG&E Corp., 5.000%, 07/01/2028	700,000	603,660

Electronic Equipment, Instruments & Components - 0.19%
Sensata Technologies, Inc., 4.375%, 02/15/2030(d)	400,000	335,060
TTM Technologies, Inc., 4.000%, 03/01/2029(d)	820,000	662,068
		997,128

Energy Equipment & Services - 0.84%
Ensign Drilling, Inc., 9.250%, 04/15/2024(d)	400,000	355,181
Nabors Industries, Ltd., 7.500%, 01/15/2028(d)	180,000	147,282

	Principal
	Amount	Value
Energy Equipment & Services (continued)
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	$1,550,000	$1,281,566
Petrofac, Ltd., 9.750%, 11/15/2026(d)	1,800,000	1,352,322
Precision Drilling Corp., 6.875%, 01/15/2029(d)	1,290,000	1,141,379
Transocean, Inc., 7.500%, 01/15/2026(d)	350,000	259,676
		4,537,406

Equity Real Estate Investment Trusts (REITs) - 0.75%
Iron Mountain, Inc.:
5.000%, 07/15/2028(d)	150,000	129,306
4.875%, 09/15/2029(d)	400,000	329,184
5.250%, 07/15/2030(d)	1,290,000	1,070,261
4.500%, 02/15/2031(d)	770,000	596,681
5.625%, 07/15/2032(d)	870,000	697,166
Service Properties Trust:
4.750%, 10/01/2026	1,300,000	982,709
3.950%, 01/15/2028	300,000	204,546
		4,009,853

Food & Staples Retailing - 0.41%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 01/15/2027(d)	1,048,000	939,025
Ingles Markets, Inc., 4.000%, 06/15/2031(d)	600,000	490,800
Performance Food Group, Inc., 5.500%, 10/15/2027(d)	520,000	473,824
Rite Aid Corp., 8.000%, 11/15/2026(d)	400,000	284,040
		2,187,689

Food Products - 0.87%
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(d)	1,000,000	909,590
4.125%, 01/31/2030(d)	1,200,000	1,017,498
4.375%, 01/31/2032(d)	350,000	289,819
Post Holdings, Inc.:
5.625%, 01/15/2028(d)	1,500,000	1,371,855
5.500%, 12/15/2029(d)	200,000	173,205
4.500%, 09/15/2031(d)	1,110,000	895,853
		4,657,820

Gas Utilities - 0.03%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.750%, 05/20/2027	169,000	152,154

Health Care Equipment & Supplies - 0.25%
AdaptHealth LLC:
4.625%, 08/01/2029(d)	120,000	96,416
5.125%, 03/01/2030(d)	320,000	264,352
Hologic, Inc., 3.250%, 02/15/2029(d)	1,200,000	983,931
		1,344,699

Health Care Providers & Services - 0.80%
Acadia Healthcare Co., Inc.:
5.500%, 07/01/2028(d)	650,000	593,970
5.000%, 04/15/2029(d)	200,000	177,501
DaVita, Inc., 4.625%, 06/01/2030(d)	1,000,000	776,205
Encompass Health Corp.:
4.500%, 02/01/2028	400,000	343,431
4.750%, 02/01/2030	1,380,000	1,137,480
ModivCare, Inc., 5.875%, 11/15/2025(d)	450,000	415,862
Tenet Healthcare Corp., 6.125%, 10/01/2028(d)	950,000	833,819
		4,278,268

	Principal
	Amount	Value
Hotels, Restaurants & Leisure - 2.62%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(d)	$1,248,000	$1,088,125
4.375%, 01/15/2028(d)	300,000	260,356
3.500%, 02/15/2029(d)	670,000	552,070
4.000%, 10/15/2030(d)	1,350,000	1,066,338
Aramark Services, Inc., 5.000%, 02/01/2028(d)	850,000	758,880
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(d)	375,000	312,980
Churchill Downs, Inc., 4.750%, 01/15/2028(d)	2,510,000	2,175,384
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(d)	2,400,000	1,986,936
4.000%, 05/01/2031(d)	400,000	323,980
3.625%, 02/15/2032(d)	400,000	307,019
Las Vegas Sands Corp.:
3.500%, 08/18/2026	224,000	196,239
3.900%, 08/08/2029	830,000	687,221
Papa John's International, Inc., 3.875%, 09/15/2029(d)	450,000	360,184
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(d)	200,000	147,403
5.500%, 08/31/2026(d)	184,000	140,995
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 03/01/2030(d)	340,000	273,093
Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028(d)	570,000	501,879
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025(d)	300,000	281,304
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/01/2029(d)	300,000	243,137
Yum! Brands, Inc.:
4.750%, 01/15/2030(d)	1,240,000	1,086,414
3.625%, 03/15/2031	1,110,000	889,709
4.625%, 01/31/2032	550,000	462,187
		14,101,833

Household Durables - 0.53%
Beazer Homes USA, Inc., 5.875%, 10/15/2027	150,000	116,146
Installed Building Products, Inc., 5.750%, 02/01/2028(d)	450,000	405,493
LGI Homes, Inc., 4.000%, 07/15/2029(d)	260,000	193,003
M/I Homes, Inc.:
4.950%, 02/01/2028	450,000	375,750
3.950%, 02/15/2030	180,000	131,872
Tempur Sealy International, Inc., 4.000%, 04/15/2029(d)	310,000	244,827
TopBuild Corp., 3.625%, 03/15/2029(d)	447,000	353,832
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	1,230,000	1,049,086
		2,870,009

Household Products - 0.27%
Central Garden & Pet Co.:
4.125%, 10/15/2030	500,000	399,030
4.125%, 04/30/2031(d)	550,000	433,579
Energizer Holdings, Inc., 6.500%, 12/31/2027(d)	700,000	622,776
		1,455,385

Independent Power and Renewable Electricity Producers - 0.39%
DPL, Inc., 4.125%, 07/01/2025	1,500,000	1,382,382
Vistra Operations Co. LLC, 4.375%, 05/01/2029(d)	850,000	708,891
		2,091,273

Industrial Conglomerates - 0.34%
CVR Energy, Inc., 5.250%, 02/15/2025(d)	640,000	577,270
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
5.250%, 05/15/2027	590,000	517,876
4.375%, 02/01/2029	900,000	726,660
		1,821,806

Interactive Media & Services - 0.24%
Cinemark USA, Inc., 5.875%, 03/15/2026(d)	1,560,000	1,306,159

	Principal
	Amount	Value
Internet & Direct Marketing Retail - 0.16%
Viasat, Inc., 6.500%, 07/15/2028(d)	$1,274,000	$850,057

IT Services - 0.04%
Science Applications International Corp., 4.875%, 04/01/2028(d)	250,000	222,877

Leisure Products - 0.05%
Vista Outdoor, Inc., 4.500%, 03/15/2029(d)	400,000	283,173

Machinery - 0.70%
Allison Transmission, Inc.:
4.750%, 10/01/2027(d)	1,567,000	1,382,443
5.875%, 06/01/2029(d)	557,000	504,954
3.750%, 01/30/2031(d)	670,000	514,922
ATS Automation Tooling Systems, Inc., 4.125%, 12/15/2028(d)	400,000	332,632
Titan International, Inc., 7.000%, 04/30/2028	760,000	691,129
Wabash National Corp., 4.500%, 10/15/2028(d)	450,000	349,405
		3,775,485

Media - 0.74%
CCO Holdings LLC / CCO Holdings Capital Corp.:
4.250%, 02/01/2031(d)	700,000	538,118
4.500%, 06/01/2033(d)	200,000	148,224
DISH DBS Corp., 7.375%, 07/01/2028	240,000	161,905
Gray Escrow II, Inc., 5.375%, 11/15/2031(d)	850,000	668,576
Lamar Media Corp., 4.000%, 02/15/2030	263,000	220,920
Sirius XM Radio, Inc.:
4.000%, 07/15/2028(d)	2,020,000	1,722,434
3.875%, 09/01/2031(d)	700,000	544,404
		4,004,581

Metals & Mining - 1.49%
ATI, Inc.:
5.875%, 12/01/2027	1,100,000	1,002,705
4.875%, 10/01/2029	1,130,000	941,105
Carpenter Technology Corp., 6.375%, 07/15/2028	1,310,000	1,217,645
Commercial Metals Co., 3.875%, 02/15/2031	1,170,000	920,459
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(d)	412,000	358,970
6.125%, 04/15/2032(d)	412,000	354,633
Mineral Resources, Ltd.:
8.000%, 11/01/2027(d)	560,000	539,952
8.500%, 05/01/2030(d)	2,250,000	2,179,328
SunCoke Energy, Inc., 4.875%, 06/30/2029(d)	610,000	471,716
		7,986,513

Mortgage Real Estate Investment Trusts (REITs) - 0.71%
Rithm Capital Corp., 6.250%, 10/15/2025(d)	1,050,000	891,102
Starwood Property Trust, Inc.:
3.750%, 12/31/2024(d)	750,000	680,756
3.625%, 07/15/2026(d)	1,600,000	1,363,528
4.375%, 01/15/2027(d)	1,020,000	871,131
		3,806,517

Oil, Gas & Consumable Fuels - 4.42%
Apache Corp., 5.350%, 07/01/2049	580,000	457,806
Baytex Energy Corp., 8.750%, 04/01/2027(d)	900,000	906,732
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(d)	700,000	618,194
California Resources Corp., 7.125%, 02/01/2026(d)	1,131,000	1,064,853
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(d)	1,790,000	1,652,958
CNX Resources Corp., 6.000%, 01/15/2029(d)	1,010,000	923,923
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(d)	970,000	869,469
CVR Energy, Inc., 5.750%, 02/15/2028(d)	1,230,000	1,053,472
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(d)	710,000	625,240

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels (continued)
Energean PLC, 6.500%, 04/30/2027(d)	$229,000	$201,870
EnLink Midstream Partners LP:
5.600%, 04/01/2044	1,010,000	771,612
5.450%, 06/01/2047	640,000	468,767
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 01/15/2026(d)	1,400,000	1,325,730
EQM Midstream Partners LP, 6.500%, 07/15/2048	990,000	757,172
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	1,000,000	901,900
Hess Midstream Operations LP:
5.625%, 02/15/2026(d)	900,000	855,536
5.125%, 06/15/2028(d)	239,000	209,591
Holly Energy Partners LP / Holly Energy Finance Corp.:
6.375%, 04/15/2027(d)	122,000	116,685
5.000%, 02/01/2028(d)	640,000	565,117
MEG Energy Corp., 5.875%, 02/01/2029(d)	820,000	737,192
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(d)	850,000	798,626
Occidental Petroleum Corp.:
7.950%, 06/15/2039	320,000	359,314
6.200%, 03/15/2040	390,000	377,935
6.600%, 03/15/2046	190,000	196,138
Parkland Corp., 4.500%, 10/01/2029(d)	250,000	202,413
PBF Holding Co. LLC / PBF Finance Corp.:
7.250%, 06/15/2025	910,000	870,606
6.000%, 02/15/2028	650,000	564,398
Penn Virginia Holdings LLC, 9.250%, 08/15/2026(d)	710,000	668,288
SM Energy Co., 6.750%, 09/15/2026	1,150,000	1,108,617
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	1,810,000	1,504,725
Vermilion Energy, Inc., 6.875%, 05/01/2030(d)	1,245,000	1,147,429
W&T Offshore, Inc., 9.750%, 11/01/2023(d)	780,000	765,339
Western Midstream Operating LP, 5.500%, 08/15/2048	150,000	121,621
		23,769,268

Paper & Forest Products - 0.54%
Clearwater Paper Corp., 4.750%, 08/15/2028(d)	400,000	351,090
Louisiana-Pacific Corp., 3.625%, 03/15/2029(d)	670,000	527,839
Mercer International, Inc., 5.125%, 02/01/2029	2,040,000	1,628,787
Resolute Forest Products, Inc., 4.875%, 03/01/2026(d)	400,000	389,422
		2,897,138

Personal Products - 0.14%
Edgewell Personal Care Co., 4.125%, 04/01/2029(d)	460,000	382,736
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(d)	400,000	363,160
		745,896

Professional Services - 0.13%
Gartner, Inc.:
4.500%, 07/01/2028(d)	500,000	447,803
3.750%, 10/01/2030(d)	290,000	238,017
		685,820

Real Estate Management & Development - 0.09%
Howard Hughes Corp.:
5.375%, 08/01/2028(d)	170,000	141,330
4.375%, 02/01/2031(d)	510,000	367,129
		508,459

Semiconductors & Semiconductor Equipment - 0.24%
Entegris Escrow Corp., 5.950%, 06/15/2030(d)	400,000	365,976
Entegris, Inc.:
4.375%, 04/15/2028(d)	750,000	636,997
3.625%, 05/01/2029(d)	350,000	277,586
		1,280,559

Software - 0.71%
Fair Isaac Corp., 4.000%, 06/15/2028(d)	2,170,000	1,853,592

	Principal
	Amount	Value
Software (continued)
NortonLifeLock, Inc., 6.750%, 09/30/2027(d)	$939,000	$903,238
Open Text Corp., 3.875%, 02/15/2028(d)	600,000	497,031
PTC, Inc., 3.625%, 02/15/2025(d)	600,000	559,703
		3,813,564

Specialty Retail - 0.72%
Asbury Automotive Group, Inc.:
4.750%, 03/01/2030	450,000	352,164
5.000%, 02/15/2032(d)	1,645,000	1,269,546
Foot Locker, Inc., 4.000%, 10/01/2029(d)	200,000	155,349
Group 1 Automotive, Inc., 4.000%, 08/15/2028(d)	950,000	767,068
Murphy Oil USA, Inc.:
4.750%, 09/15/2029	780,000	691,977
3.750%, 02/15/2031(d)	400,000	322,292
Sonic Automotive, Inc., 4.875%, 11/15/2031(d)	390,000	296,057
		3,854,453

Technology Hardware, Storage & Peripherals - 0.20%
Seagate HDD Cayman, 5.750%, 12/01/2034	450,000	358,290
Xerox Holdings Corp., 5.500%, 08/15/2028(d)	870,000	695,996
		1,054,286

Thrifts & Mortgage Finance - 1.13%
MGIC Investment Corp., 5.250%, 08/15/2028	1,190,000	1,065,568
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(d)	650,000	555,652
5.500%, 08/15/2028(d)	200,000	157,315
5.125%, 12/15/2030(d)	1,232,000	894,956
5.750%, 11/15/2031(d)	1,120,000	823,418
NMI Holdings, Inc., 7.375%, 06/01/2025(d)	770,000	748,001
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(d)	1,300,000	1,113,099
4.250%, 02/15/2029(d)	300,000	214,347
5.750%, 09/15/2031(d)	700,000	501,672
		6,074,028

Wireless Telecommunication Services - 0.23%
Sprint Corp., 7.125%, 06/15/2024	1,000,000	1,016,610
United States Cellular Corp., 6.700%, 12/15/2033	250,000	225,440
		1,242,050

TOTAL CORPORATE BONDS
(Cost $175,117,176)		153,980,916

SOVEREIGN DEBT OBLIGATIONS - 0.11%
Diversified Financial Services - 0.11%
United States Treasury Bill 0.00%, 02/02/2023(e)	600,000	592,893

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $594,118)		592,893

	Shares	Value
COMMON STOCK - 2.02%
Energy Equipment & Services - 0.04%(f)
Brock Holdings III Inc.(b)	164,832	–
Utex Industries Holdings, LLC(b)(g)	3,182	217,967
		217,967

	Shares	Value
Health Care Equipment & Supplies - 0.85%
Carestream Health Holdings Inc(b)(g)	242,545	$4,593,802

Oil, Gas & Consumable Fuels - 1.13%
Ridgeback Resources Inc.(b)(g)	1,201,345	4,966,078
Total Safety Holdings, LLC(g)	2,951	1,106,625
		6,072,703

TOTAL COMMON STOCK
(Cost $17,867,520)		10,884,472

	Shares	Value
WARRANTS - 0.00%
Energy Equipment & Services - 0.00%(f)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	3,182

TOTAL WARRANTS
(Cost $0)		3,182

Total Investments- 159.52%
(Cost $944,052,158)		857,478,910

Other Assets in Excess of Liabilities - 0.55%		2,954,265

Mandatory Redeemable Preferred Shares - (8.37)%
(liquidation preference plus distributions payable on term preferred shares)		(45,000,000)

Leverage Facility - (51.70)%		(277,900,000)

Net Assets - 100.00%		$537,533,175

Amounts above are shown as a percentage of net assets as of September 30, 2022.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
1M US L - 1 Month LIBOR as of September 30, 2022 was 3.14%
3M US L - 3 Month LIBOR as of September 30, 2022 was 3.75%
6M US L - 6 Month LIBOR as of September 30, 2022 was 4.23%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of September 30, 2022. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2022, the Fund has unfunded delayed draw loans in the amount of 1,030,888. Fair value of these unfunded delayed draws was $944,124.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $111,965,611, which represented approximately 20.83% of net assets as of September 30, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Amount represents less than 0.005% of net assets.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Strategic Credit Fund (formerly known as Blackstone / GSO Strategic Credit Fund) (“BGB”, the “Fund”, “we”, “us” or “our”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the Investment Company Act of 1940, as amended (the “1940 Act”) on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

Investment Objectives: BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGB’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGB’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGB’s investments under the fair value hierarchy levels as of September 30, 2022:

Blackstone Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Commercial Services & Supplies	$–	$42,482,035	$852,983	$43,335,018
Containers & Packaging	–	21,575,393	1,066,667	22,642,060
Diversified Consumer Services	–	24,141,976	1,446,455	25,588,431
Electronic Equipment, Instruments & Components	–	5,916,173	1,029,423	6,945,596
Entertainment	–	17,535,520	2,379,326	19,914,846
Food Products	–	4,512,906	1,729,999	6,242,905
Health Care Equipment & Supplies	–	16,537,883	4,405,187	20,943,070
Health Care Providers & Services	–	55,804,092	2,676,389	58,480,481
Hotels, Restaurants & Leisure	–	20,473,160	5,460,836	25,933,996
Industrial Conglomerates	–	13,131,720	3,835,260	16,966,980
Interactive Media & Services	–	8,402,438	5,601,464	14,003,902
Pharmaceuticals	–	1,094,359	1,127,877	2,222,236
Professional Services	–	27,983,538	6,641,749	34,625,287
Software	–	108,324,875	2,891,637	111,216,512
Other	–	282,956,127	–	282,956,127
Corporate Bonds	–	153,980,916	–	153,980,916
Common Stock
Energy Equipment & Services	–	–	217,967	217,967
Health Care Equipment & Supplies	–	–	4,593,802	4,593,802
Oil, Gas & Consumable Fuels	–	1,106,625	4,966,078	6,072,703
Warrants
Energy Equipment & Services	$–	$–	$3,182	$3,182
Sovereign Debt Obligations	–	592,893	–	592,893
Total	$–	$806,552,629	$50,926,281	$857,478,910

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(79,751)	–	(79,751)
Total	–	(79,751)	–	(79,751)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGB has used Level 3 inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Common Stock	Warrant	Unfunded Loan Commitment	Total
Balance as of December 31, 2021	$18,906,289	$4,773,980	$632,478	$(3,813)	$24,308,934
Accrued discount/ premium	39,060	(660,341)	-	-	(621,281)
Realized Gain/(Loss)	30,788	-	-	-	30,788
Change in Unrealized Appreciation/(Depreciation)	(1,240,428)	1,070,406	-	-	(170,022)
Purchases (1)	7,689,229	4,593,802	-	-	12,283,031
Sales Proceeds (2)	(304,104)	-	(629,296)	-	(933,400)
Transfer into Level 3	21,775,770	-	-	-	21,775,770
Transfer out of Level 3	(5,751,352)	-	-	3,813	(5,747,539)
Balance as of September 30, 2022	$41,145,252	$9,777,847	$3,182	$-	$50,926,281
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2022	$(1,711,632)	$1,713,823	$3,182	$-	$5,373

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of September 30, 2022:

Blackstone Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$41,145,252	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	4,966,078	Discounted Cash Flow	PV-10 discount rate(a)	10%
	4,593,802	Performance multiple methodology	EBITDA multiple(a)	3.68x
	217,967	Third-party vendor pricing service	Broker quotes	N/A
	-	Performance multiple methodology	EBITDA multiple(a)	7.38x
Warrants	3,182	Third-party vendor pricing service	Broker quotes	N/A

(a)	As of September 30, 2022, a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
PV-10 discount rate	Decrease	Increase
EBITDA multiple	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BGB will seek to achieve its investment objectives by investing primarily in U.S. corporate fixed income instruments, including Loans and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). At September 30, 2022, 98.32% of BGB’s Managed Assets were held in corporate fixed income instruments, including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangements and the Fund’s CLO transactions. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

●	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

●	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

●	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

●	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

●	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

●	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2022, BGB had invested $62,248,053 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BGB.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGB may acquire Loans through assignments or participations. BGB typically acquires these Loans through assignment, and if BGB acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGB must acquire a Loan through a participation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2022, BGB had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
Arc Falcon I, Inc., First Lien Initial Term Loan	30,768	$28,486
AthenaHealth Group, Inc., First Lien Term Loan	693,576	623,178
Medical Solutions LLC, First Lien Term Loan	107,421	102,533
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan	47,676	45,287
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan	150,660	143,880
Pediatric Associates Holding Co. LLC, First Lien Term Loan	787	760
Total	1,030,888	$944,124

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGB’s valuation policies. For the period ended September 30, 2022, BGB recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $73,539.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a revolving line of credit (“Leverage Facility”) dated December 21, 2012, as amended on December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, as further amended on January 10, 2020, January 8, 2021, September 30, 2021 and December 31, 2021, to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans and BSL Tranche A Loans, the “Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans and BSL Tranche B Loans, the “Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund.

Interest is charged at a rate of 0.85% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2022, BGB had borrowings outstanding under its Leverage Facility of $277,900,000 for Tranche A & B Loans, at an interest rate of 4.00%. Face value approximates fair value at September 30, 2022; this fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2022, the average borrowings under BGB's Leverage Facility and the weighted average interest rate were $308,581,319 and 2.04%, respectively. During the period ended September 30, 2022, the Fund incurred $208,256 for commitment fees on undrawn amounts.

On July 27, 2016, BGB issued 45,000 Mandatory Redeemable Preferred Shares (“MRPS”) with an aggregate liquidation preference of $45,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to A. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profiles. The dividend rate on the Fund’s MRPS will increase if the credit rating for the Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations as prescribed in the relevant MRPS governing documents. BGB used the proceeds of the offering to make additional investments for BGB’s portfolio. The final redemption date of the MRPS is July 27, 2023. BGB makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%.

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2022, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. As of September 30, 2022, BGB’s leverage represented 37.53% of the Fund’s Managed Assets (with the borrowings under the Leverage Facility representing 32.30% of Managed Assets and the MRPS representing 5.23% of Managed Assets).